FFA P1 11/18

SUPPLEMENT DATED NOVEMBER 5, 2018

TO THE PROSPECTUS DATED MAY 1, 2018

OF

FRANKLIN FOUNDING FUNDS ALLOCATION VIP Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (Trust) recently approved a proposal to reposition the Franklin Founding Funds Allocation VIP Fund (Fund), a series of the Trust, subject to shareholder approval of certain matters. Among other things, the repositioning of the Fund as a directly managed allocation fund would involve entering into investment management and sub-advisory arrangements with various Franklin Templeton advisers, changing the name of the Fund to the “Franklin Allocation VIP Fund” and modifying the Fund’s principal investment strategies.

It is anticipated that in December 2018 shareholders of the Fund will receive a proxy statement requesting their votes on certain proposals related to the repositioning and other matters. If such proposals are approved by the Fund’s shareholders, the repositioning is currently expected to be completed on or about May 1, 2019.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.

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